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                                                                      Exhibit 24

                                POWER OF ATTORNEY

                  Each of the undersigned officers and directors of PolyOne Corporation, an Ohio corporation (the "Corporation"), which proposes to file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the PolyOne Corporation 2000 Stock Incentive Plan, hereby constitutes and appoints Thomas A. Waltermire, W. David Wilson and Gregory L. Rutman, and each of them, severally, as his attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his name, place, and stead, to sign in any and all capacities and file (1) such registration statement, (2) any and all amendments, post-effective amendments, supplements, and exhibits thereto, and (3) any and all applications and other documents pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be done or performed in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying, confirming, and approving all acts of any such attorney or substitute.

                  This Power of Attorney has been signed in the respective capacities indicated below on September 5, 2000.



 /s/  Thomas A. Waltermire                 /s/  W. David Wilson
------------------------------------       -------------------------------------
THOMAS A. WALTERMIRE,                      W. DAVID WILSON,
Chairman of the Board,                     Vice President and
President and Chief                        Chief Financial Officer
Executive Officer and
Director


/s/  Gregory P. Smith                      /s/  James K. Baker
------------------------------------       -------------------------------------
GREGORY P. SMITH,                          JAMES K. BAKER,
Controller                                 Director


/k/  J. Douglas Campbell                   /s/  Carol A. Cartwright
------------------------------------       -------------------------------------
J. DOUGLAS CAMPBELL,                       CAROL A. CARTWRIGHT,
Director                                   Director





                      (Additional Signatures on Next Page)


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/s/ Gale Duff-Bloom                           /s/  Wayne R. Embry
---------------------------------             ---------------------------------
GALE DUFF-BLOOM,                              WAYNE R. EMBRY,
Director                                      Director

/s/  Robert A. Garda                          /s/  Gordon D. Harnett
---------------------------------             ---------------------------------
ROBERT A. GARDA,                              GORDON D. HARNETT,
Director                                      Director


/s/  David H. Hoag                            /s/  Marvin L. Mann
---------------------------------             ---------------------------------
DAVID H. HOAG,                                MARVIN L. MANN,
Director                                      Director


/s/  D. Larry Moore                           /s/  Farah M. Walters
---------------------------------             ---------------------------------
D. LARRY MOORE,                               FARAH M. WALTERS,
Director                                      Director